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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material under §240.14a-12

MAUI LAND & PINEAPPLE COMPANY, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 MAUI LAND & PINEAPPLE COMPANY, INC.

April     , 2010

To Our Shareholders:

        We are pleased to invite you to our 2010 Annual Meeting of Shareholders, which will be held on Thursday, May 13, 2010 at 8:30 a.m. at the Kapalua Village Center Conference Room in Lahaina, Maui, Hawaii.

        At the meeting, we will (1) vote upon an amendment to the Restated Articles of Association to change the minimum and maximum number of members of our Board of Directors to not less than five (5), nor more than nine (9), and to declassify the Board of Directors; (2) if Proposal No. 1 is approved, elect seven (7) members to our Board of Directors for a one-year term; (3) only if Proposal No. 1 is not approved, elect three Class Two directors for a three-year term; (4) vote upon an amendment to the Restated Articles of Association to authorize an additional 20,000,000 shares of the Company's Common Stock; (5) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to serve for the 2010 fiscal year, and (6) transact such other business as may properly come before the meeting or any continuation, postponement or adjournment of the meeting. We know of no other matters to be brought up at the meeting.

        This meeting is an opportunity to communicate with our shareholders and it is important that your shares be represented and voted whether or not you expect to attend the meeting in person. You may vote your shares by proxy using the Internet, by telephone, or by returning the enclosed proxy card or voting instruction form forwarded by your bank, broker or other holder of record. Please review the instructions on the enclosed proxy card or voting instruction form regarding each of these voting options. If you attend the meeting, you may withdraw your proxy and vote in person, if you wish.

        We look forward to seeing you at the meeting should you be able to attend.

Sincerely,
WARREN H. HARUKI Chairman

MAUI LAND & PINEAPPLE COMPANY, INC.
870 Haliimaile Road
Makawao, Maui, Hawaii 96768-9768
(808) 877-3351

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
    MAUI LAND & PINEAPPLE COMPANY, INC.:

        Notice is hereby given that the Annual Meeting of Shareholders of Maui Land & Pineapple Company, Inc. will be held on Thursday, May 13, 2010 at 8:30 a.m., local time, at the Kapalua Village Center Conference Room in Lahaina, Maui, Hawaii for the following purposes:

  1.
  To consider and vote upon an amendment to our Restated Articles of Association to change the number of members of our Board of Directors to not less than five (5) nor more than nine (9), and to declassify our Board of Directors:

  2.
  If Proposal No. 1 is approved, to elect Stephen M. Case, Warren H. Haruki, David A. Heenan, Kent T. Lucien, Duncan MacNaughton, Arthur C. Tokin, and Fred E. Trotter III as directors to serve for a one-year term or until their successors are elected and qualified;

  3.
  If Proposal No. 1 is not approved, to elect David A. Heenan, Kent T. Lucien and Arthur C. Tokin as Class Two Directors to serve for a three-year term or until their successors are elected and qualified;

  4.
  To consider and vote upon an amendment to our Restated Articles of Association to authorize an additional 20,000,000 shares of Common Stock;

  5.
  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2010; and

  6.
  To transact such other business as may be properly brought before the meeting or any postponement or adjournment thereof.

        Our Board of Directors recommends that you vote in favor of the foregoing items of business, which are more fully described in the Proxy Statement accompanying this Notice.

        Shareholders of record of Maui Land & Pineapple Company, Inc. (NYSE: MLP) Common Stock at the close of business on March 12, 2010 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

        Your attention is directed to the Proxy Statement enclosed.

BY ORDER OF THE BOARD OF DIRECTORS,
ADELE H. SUMIDA Secretary

Dated: April     , 2010

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 13, 2010. This proxy statement, form or proxy and our Annual Report on Form 10-K are available at http://bnymellon.mobular.net/bnymellon/mlp.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE VOTE AS PROMPTLY AS POSSIBLE BY USING THE INTERNET, BY TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BANK, BROKER OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BANK, BROKER OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM SUCH BANK, BROKER OR OTHER NOMINEE.

MAUI LAND & PINEAPPLE COMPANY, INC.
870 Haliimaile Road
Makawao, Maui, Hawaii 96768-9768
(808) 877-3351

PROXY STATEMENT

General Information—Regarding the Annual Meeting

        This proxy is solicited on behalf of the Board of Directors of Maui Land & Pineapple Company, Inc., a Hawaii corporation, for the 2010 Annual Meeting of Shareholders, or the Annual Meeting, to be held on May 13, 2010, at 8:30 a.m., local time, at the Kapalua Village Center Conference Room in Lahaina, Maui, Hawaii, or any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement. Proxies are solicited to give all shareholders of record an opportunity to vote on matters properly presented at the Annual Meeting. This Proxy Statement, the accompanying proxy card and the Annual Report on Form 10-K for the year ended December 31, 2009, including financial statements, are first being mailed on or about April 5, 2010 to all shareholders entitled to vote at the Annual Meeting. As used in this Proxy Statement, the terms the "Company," "we," "our," and "us," refer to Maui Land & Pineapple Company, Inc.

Who Can Vote

        Holders of record of shares of our Common Stock, no par value, at the close of business on March 12, 2010, the Record Date, will be entitled to notice of, and to vote at, the Annual Meeting. The securities entitled to vote at the Annual Meeting consist of shares of Common Stock, with each share entitling its owner to one vote per share on each matter properly brought before the Annual Meeting. Shareholders will not be entitled to cumulate their votes in the election of directors.

        Your shares may be voted at the Annual Meeting only if you are present in person or represented by a valid proxy. You may vote by proxy on the Internet, by telephone or by completing and mailing the enclosed proxy card. For your convenience, a self-addressed envelope is enclosed; it requires no postage if mailed in the United States. Voting by proxy on the Internet or by telephone may not be available to all shareholders. For specific instructions on voting, please refer to the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on May 12, 2010. Shareholders who vote through the Internet should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers and that these costs must be borne by the shareholder. Shareholders who vote by Internet or telephone need not return a proxy card by mail. If you are the beneficial owner of shares held in "street name" by a broker, bank or other nominee, collectively referred to in this Proxy Statement as a "Nominee", then your Nominee, as the record owner of the shares, must vote those shares in accordance with your instructions. Please refer to the instruction card they provide for voting your shares.

        A list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder for any purpose germane to the Annual Meeting during ordinary business hours at our administrative offices at 870 Haliimaile Road, Makawao, Maui, Hawaii 96768-9768 for the ten days prior to the Annual Meeting, and also at the Annual Meeting.

Shares Outstanding and Quorum

        As of the Record Date, approximately 8,518,033 shares of Common Stock were issued and outstanding. Votes cast by proxy or in person at the Annual Meeting will be tabulated to determine whether or not a quorum is present for the transaction of business at the meeting. A quorum will exist if a majority of shares of Common Stock issued and outstanding as of the Record Date are represented at the meeting, either in person or by proxy.

Proxy Card

        Shares of our Common Stock represented by properly executed proxies received by us at or prior to the Annual Meeting and not subsequently revoked will be voted as directed in those proxies. If a proxy is signed and no directions are given, shares represented thereby will be voted (1) in favor of the amendment to the Restated Articles of Association to change the minimum and maximum size of the Board and to declassify the Board; (2) if Proposal No. 1 is approved, in favor of electing the Board's seven nominees as directors; (3) if Proposal No. 1 is not approved, in favor of electing the Board's three nominees as Class Two directors; (4) in favor of the amendment to the Restated Articles of Association to authorize an additional 20,000,000 shares of common stock; and (5) in favor of the ratification of Deloitte & Touche LLP as our independent registered public accounting firm. The proxy confers discretionary authority on the persons it names as to all other matters that may come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board of Directors knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. In addition, no shareholder proposals or nominations were received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

Abstentions and Broker Non-Votes

  Abstentions

        When an eligible voter attends the meeting but decides not to vote, his or her decision not to vote is called an "abstention." Properly executed proxy cards that are marked "abstain" or "withhold authority" on any proposal will be treated as abstentions for that proposal. We will treat abstentions as follows:

  •
  abstention shares are deemed present and entitled to vote for purposes of establishing a quorum;

  •
  abstention shares will be treated as not voting for purposes of determining the outcome on any proposal for which the minimum vote required for approval of the proposal is a plurality (or a majority or some other percentage) of the votes actually cast, and thus will have no effect on the outcome; and

  •
  abstention shares will have the same effect as votes against a proposal if the minimum vote required for approval of the proposal is a majority (or some other percentage) of (i) the shares present and entitled to vote, or (ii) all shares outstanding and entitled to vote.

  Broker Non-Votes

        If you are the beneficial owner of shares held in "street name" by a Nominee, then your Nominee, as the record owner of the shares, must vote those shares in accordance with your instructions. "Broker non-votes" occur when shares held by a Nominee for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner, and (2) such proposal is a non-routine proposal for which the Nominee lacks the discretionary authority to vote the shares. Whether a proposal is routine or non-routine is determined under the rules of the New York Stock Exchange, or NYSE. Thus, when no voting instructions are received and a Nominee lacks the discretion to vote on his or her clients' behalf, Nominees are generally required to return the proxy card (or a substitute) marked with an indication that the Nominee lacks voting power over that particular proposal. This type of response is known as a "broker non-vote." We will treat broker non-votes as follows:

  •
  broker non-votes are deemed present and entitled to vote for purposes of establishing a quorum;

  •
  broker non-votes will not be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote (even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters). Thus, a broker non-vote will not affect the outcome of the voting on a proposal the passage of which requires the affirmative vote of a plurality (or a majority or some other percentage) of (i) the votes cast or (ii) the voting power present and entitled to vote on that proposal; and

  •
  broker non-votes will have the same effect as a vote against a proposal the passage of which requires an affirmative vote of the holders of a majority (or some other percentage) of the outstanding shares entitled to vote on such proposal.

        Other than Proposals No. 2 and 3, relating to the election of directors, the proposals to be presented at the Annual Meeting are considered to be discretionary and therefore may be voted upon by your Nominee if you do not give instructions for the shares held by such Nominee.

Counting of Votes

        Directors are elected by a plurality of votes cast, so the nominees who receive the most votes will be elected. Abstentions will not be taken into account in determining the election of directors and broker non-votes will result because the election of directors is a non-discretionary matter.

        Ratification of the independent registered public accounting firm will require an affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against the ratification and the proposal. Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes will not result for this item.

        Pursuant to the Hawaii Business Corporations Act, approval of each of the amendments to the Company's Restated Articles of Association described in Proposals No. 1 and 4 requires the affirmative vote of the holders of two-thirds of the shares entitled to vote thereon. Therefore, at least 5,678,688 shares must be voted in favor of each of Proposals No. 1 and 4 for the amendments contemplated thereby to be approved. Broker non-votes will not result and abstentions will have the same effect as negative votes.

Revocation of Proxy

        If you are a shareholder of record and vote by proxy, you may revoke your proxy at any time before it is voted by:

  •
  signing and returning another proxy card bearing a later date;

  •
  submitting another proxy on the Internet or by telephone (your latest telephone or Internet voting instructions are followed); or

  •
  giving written notice of revocation to our Secretary prior to or at the Annual Meeting or voting at the annual meeting.

        Your attendance at the Annual Meeting will not have the effect of revoking your proxy unless you give written notice of revocation to our Corporate Secretary before the polls are closed. Any written notice revoking a proxy should be sent to the Corporate Secretary at 870 Haliimaile Road, Makawao, Maui, Hawaii 96768-9768, and must be received before the polls are closed.

        If your shares are held in the name of a Nominee, you may change your vote by submitting new voting instructions to your Nominee. Please note that if your shares are held of record by a Nominee and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from your Nominee.

Solicitation of Proxies

        We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or employees. No additional compensation will be paid to directors, officers or employees for such services. We have retained BNY Mellon Shareholder Services to help us solicit proxies. We expect to pay BNY a fee of $6,000 for its services and will reimburse BNY for reasonable out-of-pocket expenses.

Shareholder Proposals and Nominations

        Under Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended, or the Exchange Act, in order for business to be properly brought by a shareholder before an annual meeting, our Secretary must receive, at our corporate office, written notice of the matter not less than 120 days prior to the first anniversary of the date our proxy statement was released to shareholders in connection with the preceding year's annual meeting. Thus, proposals of shareholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act must be received at our executive offices on or before December 6, 2010 in order to be considered for inclusion in our proxy statement and proxy card for the 2011 Annual Meeting.

        Our Bylaws contain additional requirements that must be satisfied for any proposal of shareholders made other than under Rule 14a-8. Compliance with these requirements will entitle the proposing shareholder only to present such proposals or nominations before the meeting, not to have the proposals or nominations included in our proxy statement or proxy card. Such proposals or nominations may not be brought before an annual meeting by a shareholder unless the shareholder has given timely written notice in proper form of such proposal or nomination to the Chairman of the Board, our President or our Secretary. Such proposals or nominations may be made only by persons who are shareholders of record on the date on which such notice is given and on the record date for determination of shareholders entitled to vote at that meeting. Shareholder notices of any proposals or nominations intended to be considered at the 2011 Annual Meeting will be timely under our Bylaws only if received at our executive offices no earlier than January 13, 2011 and no later than February 12, 2011. However, if the 2011 Annual Meeting is called for a date that is not within thirty days before or after May 13, 2011, any such notice will be timely only if it is received no later than the close of business on the tenth day following the date of the first mailing of the notice of our 2011 Annual Meeting or the date of the public disclosure of the date of our 2011 Annual Meeting, whichever is earlier.

        To be in proper written form, a shareholder's notice concerning a proposal to be presented at an annual meeting must set forth as to each matter the shareholder proposes to bring before the annual meeting:

  •
  a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

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  the name and record address of such shareholder;

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  the number of shares of our stock owned by such shareholder beneficially and of record;

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  a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and

  •
  a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

        To be in proper written form, a notice concerning a nomination for election to our Board of Directors must set forth as to each person whom the shareholder proposes to nominate for election as a director:

  •
  the name, age, business address and residence address of the person;

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  the principal occupation or employment of the person;

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  the number of shares of our stock owned by the person beneficially and of record; and

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  any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and as to the shareholder giving the notice:

  •
  the name and record address of such shareholder;

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  the number of shares of our stock owned by such shareholder beneficially and of record;

  •
  a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder;

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  a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

  •
  any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

        In addition, no person will be eligible for election as a director if such election would cause us to have insufficient "independent directors" within the meaning of the listing standards of the NYSE.

        Any notice concerning proposals or nominations sought to be considered at an Annual Meeting should be addressed to our Chairman, President or Secretary at 870 Haliimaile Road, Makawao, Maui, Hawaii 96768-9768. The full text of the bylaw provisions referred to above (which also set forth requirements and limitations as to shareholder proposals or nominations to be considered at any special meeting) may be obtained by contacting our Secretary at the foregoing address, by telephone at 808-877-3895, facsimile 808-442-1172 or e-mail at asumida@mlpmaui.com.

Multiple Shareholders Sharing the Same Address

        Owners of common stock in street name may receive a notice from their Nominee stating that only one proxy statement will be delivered to multiple security holders sharing an address. This practice, known as "householding," is designed to reduce printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate proxy statement, or if a household is currently receiving multiple copies of the same items and any shareholder would like in the future to receive only a single copy at his or her address, he or she may contact our Secretary at 870 Haliimaile Road, Makawao, Maui, Hawaii 96768-9768 or by telephone at 808-877-3895 or e-mail at asumida@mlpmaui.com.

 MATTERS TO BE VOTED UPON

PROPOSAL 1:    Amendment of the Company's Articles of Association (the "Articles") to change the minimum and maximum number of members of our Board of Directors to not less than five (5) nor more than nine (9) and to declassify the Board of Directors.

        The Articles presently state that "the Board of Directors shall consist of such number of persons, not less than nine (9) nor more than twelve (12) as shall be determined in accordance with the Bylaws from time to time. The Board of Directors shall be divided into three classes, with each class consisting of one-third of the total number of directors (or as near to this as possible). Each class shall hold office for a period of three years, with a term of office expiring at the third annual meeting of shareholders following his or her election, and when his or her successor has been duly elected and qualified."

        The Hawaii Corporation Business Act requires that the terms of all directors expire at the next annual shareholders' meeting following their election unless their terms are staggered and that a staggered or classified board requires that there be at least nine members of the board. According to the Articles, the number of directors, within the range specified in the Articles, shall be determined in accordance with the Bylaws and directors shall be elected or appointed in the manner specified in the Bylaws.

        The effect of approving this Proposal 1 would be to declassify the Board and require that the terms of each Board member expire at the next annual shareholders' meeting. In connection with our efforts over the last year to simplify our operations and reduce over all costs, our Board of Directors believes that reducing the size of the Board will contribute to those efforts. In addition, the Board believes that corporate governance standards have evolved and that many investors now believe that election of directors is the primary means for shareholders to influence corporate governance policies and increase the Board's and management's accountability to shareholders. Annual elections of directors will provide shareholders with the opportunity to register their views on the performance of the entire Board each year. In reaching these conclusions, the Board has considered that removing the classified board structure will have the effect of reducing the time required for a majority shareholder or group of shareholders to replace a majority of the Board. Under our current classified board structure, a majority of the Board may be replaced only after two annual meetings. Under the declassified board structure, the entire Board may be replaced each year.

        The Board also decided to maintain a flexible board structure by allowing for a range of directors between five (5) and nine (9). This is consistent with the Board's prior structure. The Board concluded that retaining a range of authorized directors provides greater flexibility than a fixed number of directors and that such flexibility will enable us to appoint additional Board members in the future, as determined in the discretion of the Board, or to reduce the number of directors from time to time, which enables us to be more efficient and fiscally responsive.

        In February 2010, our Board of Directors approved amendments to the Bylaws, subject to the shareholders approving this Proposal 1, which sets the number of members of our Board of Directors at seven and requires that each shall hold office until the next annual shareholders meeting and thereafter until his successor is duly elected or appointed and qualified.

        In February 2010, our Board of Directors also approved the proposed amendment to the Articles reducing the authorized range of the number of directors and declassifying the Board, subject to shareholder approval. This change to the Articles is included in the Articles of Amendment that are attached to this Proxy Statement as Appendix "A." The Articles of Amendment would become effective upon their filing with the Department of Commerce and Consumer Affairs of the State of Hawaii. We plan to file the Articles of Amendment immediately after the requisite shareholder approval is obtained.

        The Board of Directors recommends a vote "FOR" Proposal 1, to approve the amendment to the Articles to change the minimum and maximum number of members of the Board of Directors to not less than five (5) nor more than nine (9) and to declassify the Board.

PROPOSAL 2:    Election of Directors if Proposal No. 1 is Adopted

General Information—Election of Directors

        Our Board of Directors currently consist of ten members in three classes, with each class holding office for three years. If Proposal 1 as described above is approved by the shareholders, our Board of Directors will consist of seven members who are elected for a one-year term or until their successors are elected or appointed and qualified.

        Based upon the recommendation of the Nominating and Governance Committee, our Board has nominated the following individuals for election to the Board of Directors for the term that ends at the annual shareholders' meeting in 2011: Messrs. Stephen M. Case, Warren H. Haruki, David A. Heenan, Kent T. Lucien, Duncan MacNaughton, Arthur C. Tokin and Fred E. Trotter III. All nominees except Mr. Tokin currently serve on our Board of Directors.

        Under our Bylaws, no person is eligible to be elected as a director who has attained his or her 70th birthday at the time of election, but the directors may create exceptions to this requirement by resolution. At the meeting of our Board of Directors that occurred on February 8, 2010, our Board of Directors passed a resolution to waive the age restriction with respect to Fred E. Trotter III for the one-year term that begins in 2010.

        In the event that any person nominated as a director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

        Set forth below is biographical information for each nominee for election at the Annual Meeting of Shareholders in 2010. There are no family relationships among any of our directors.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE SEVEN PERSONS NOMINATED BY THE BOARD.

Stephen M. Case (51)	Mr. Case has served as a director on our Board since December 2008. Mr. Case has served as Chairman and Chief Executive Officer of Revolution LLC, an investment company since April 2005. He is also Chairman of Exclusive Resorts LLC, a membership-based luxury real estate company since November 2004. He was Chairman of the Board of Time Warner, Inc. from January 2001 to May 2003. Mr. Case was Chairman of the Board and Chief Executive Officer of America Online, Inc. from 1995 to January 2001 and Chief Executive Officer from 1993 to 1995.

Mr. Case is an experienced business leader, whose experience leading other public companies further augments his range of knowledge, providing experience on which he can draw while serving as a member of our Board. In addition, Mr. Case also brings to the Board the perspective of a major Company shareholder.

Warren H. Haruki (57)	Mr. Haruki has been Executive Chairman of our Board since January 2009, Interim Chief Executive Officer since May 2009 and a director on our Board since 2006. Mr. Haruki has served as President and Chief Executive Officer of Grove Farm Company, Inc., a land development company located on Kauai, Hawaii since February 2005, and has been a Trustee of Parker Ranch Foundation Trust since March 2004. He was President of GTE Hawaiian Tel and Verizon Hawaii, communications providers, from 1991 to 2003. Mr. Haruki is on the Boards of the privately held companies, Parker Ranch, Inc., First Hawaiian Bank, Pacific Guardian Life Insurance Company, Hawaii Planing Mill, Ltd. and various non-profit organizations.

Mr. Haruki's experience in leadership roles, some of which were in public companies, give him a deep understanding of the role and strategic priorities of the Board. In addition, his experience with various operational and financial matters in similar industries as ours positions him well to serve as our Chairman and in the role of Interim Chief Executive Officer.
David A. Heenan (70)
Mr. Heenan has served as a director on our Board since 1999. Mr. Heenan has served as a Trustee of The Estate of James Campbell, a private trust in Honolulu, Hawaii since 1995. He was Chairman, President and Chief Executive Officer of Theo. H. Davies & Co., Ltd., the North American holding company for the Hong Kong-based Jardine Matheson from 1982 to 1995. Mr. Heenan is a director of Bank of Hawaii Corporation. He was the Chairman of our Board from May 2003 to March 2004.

Mr. Heenan is an experienced business leader with the skills necessary to be our lead independent director. His former experience leading a public company as well as his current public company board experience provides a great depth of experience on which he can draw while serving on our Board.
Kent T. Lucien (56)
Mr. Lucien has served as a director on our Board since 2004. Mr. Lucien has served as Vice Chairman and Chief Financial Officer of Bank of Hawaii Corporation since April 2008. He served as a Trustee of C. Brewer & Company, Ltd., a privately held company headquartered in Honolulu, Hawaii, with operations in agriculture, distribution and real estate from 2006 through 2007, and as an independent business consultant in Honolulu, Hawaii from 2007 through 2008. He was Chief Executive Officer of Operations of C. Brewer and Co., Ltd. from 2001 to 2006; and Executive Vice President and Chief Financial Officer from 1991 to 2001. From 1991 to August 2001, he also was President and a Director of ML Macadamia Partners, an NYSE- listed master limited partnership. Mr. Lucien serves on the boards of Bank of Hawaii Corporation, and Wailuku Water Company, LLC.

Mr. Lucien is an experienced financial and operational leader in a variety of industries, some of which are similar to ours. He brings a broad understanding of the strategic priorities of diverse industries, coupled with a strong background in financial and tax matters.

Duncan MacNaughton (66)	Mr. MacNaughton has served as a director on our Board since May 2004. Mr. MacNaughton has served as Chairman of The MacNaughton Group/Poseiden Properties, Inc., a group of companies that includes real estate development, consulting and leasing since 1985. Mr. MacNaughton has extensive experience in real estate development as principal developer and/or owner of properties including Ainamalu residential subdivision, Kaanapali Royal resort condominiums, Costco Center at Bougainville Industrial Park, Pali Momi Medical Center, Waikele Center and Maui Marketplace, and the exclusive developer for Kmart Corporation's stores in Hawaii. Mr. MacNaughton serves on the boards of several privately held companies.
Mr. MacNaughton is an experienced business leader with extensive knowledge in real estate development, investments, acquisitions, operations and management.
Arthur C. Tokin (65)
Mr. Tokin has not previously served on our Board. There are no agreements or understandings between Mr. Tokin and our management or other members of our Board with regard to his selection as a nominee to our Board. Mr. Tokin has served as a business consultant with Lum Yip Lee Ltd., a real estate consulting firm in Honolulu, Hawaii since 2005. From 1992 through 2004, he was the managing member of the Honolulu, Hawaii office of PricewaterhouseCoopers, a world-wide registered public accounting firm. Mr. Tokin currently serves on the boards of the privately held companies Haleakala Ranch Company, Hawaii National Bank and Parker Ranch, Inc. and numerous community organizations.

Mr. Tokin's experience in a leadership and governance role with PricewaterhouseCoopers providing audit and advisory services to a number of significant companies make him particularly well suited to serve on our Board.
Fred E. Trotter III (79)
Mr. Trotter has served as a director on our Board since 1992. Mr. Trotter has served as President of F. E. Trotter Inc., a business consulting firm in Honolulu, Hawaii since 1991. He was a Trustee of The Estate of James Campbell, a private trust in Honolulu, Hawaii, from 1970 to 1991. Mr. Trotter is a director of the privately held companies Waterhouse Inc. and Hawaii Management Alliance Association. He is a member of the Executive Committee of JAIC-Shinrai Venture Capital, Investment, Ltd., a Japanese limited partnership. Mr. Trotter serves on the board of the Aloha Council Boy Scouts of America and various other community organizations.

Mr. Trotter has extensive experience in agribusiness and property management in Hawaii. He is an experienced leader and also has former experience on public boards of other companies, which further augments his range of knowledge.

Director Independence

        Both the listing standards of the NYSE and our Bylaws require that a majority of the Board be independent within the meaning of the listing standards of the NYSE. The Nominating and Governance Committee annually evaluates the independence of each director and nominee for director, based on the rules prescribed by the listing standards of the NYSE and an evaluation of the transactions, if any, between us and the other entities with whom the director has an affiliation. After completing its annual evaluation, the Nominating and Governance Committee concluded that (1) David C. Cole, who is a Class One Director and was our Chairman, President and Chief Executive Officer until December 31, 2008, is not independent under the NYSE standards for independence, and will not be independent for five years following his employment with us; (2) Warren H. Haruki, who is a Class Three director, is not independent because he serves as our Interim Chief Executive Officer, and because of his position as Chief Executive Officer of Grove Farms Company, Inc., an entity that is principally owned by Stephen M. Case, also a Class One director and our largest shareholder; and (3) Stephen M. Case is not independent because of the materiality of his beneficial ownership in the Company. Our Board of Directors has affirmatively determined that Messrs. Agee, Dods, Gilburne, Heenan, Lucien, MacNaughton, Tokin and Trotter are independent pursuant to the NYSE standards for independence.

Board Meetings and Committees

        The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The Board has approved a written charter for each of these committees, and each such charter is posted on our website at http://mauiland.com/.

        In 2009, our Board of Directors held 5 meetings; the Audit Committee held 5 meetings; the Compensation Committee and the Nominating and Governance Committee each held 1 meeting. The Board of the Directors and each committee conduct annual self-evaluations of their effectiveness. In 2009, all directors except Messrs. Heenan and Dods attended at least 75% of the aggregate meetings of the Board and committees on which they serve. The non-management directors met four times in 2009 with Mr. Heenan, the lead independent director, presiding at such meetings. Board members are encouraged, but not required, to attend our Annual Meeting of Shareholders. Our 2009 Annual Meeting of Shareholders was attended by all of our directors serving at that time with the exception of Mr. Heenan.

Audit Committee

        Members of the Audit Committee are Messrs. Lucien (Chairman), Agee and Heenan. All of the Audit Committee members are independent from us and our management, as defined by the listed company standards of the NYSE and by the rules of the Securities and Exchange Commission, or SEC. The Board of Directors has determined that Mr. Lucien is an "audit committee financial expert" as defined in the rules and regulations of the SEC.

        The Audit Committee is responsible for, among other things, monitoring the integrity of our consolidated financial statements, our system of internal accounting controls and financial reporting processes, and the overall performance of our internal auditors. The Audit Committee is also responsible for hiring, determining compensation for, and reviewing the independence and performance of, our independent registered public accounting firm. See "Audit Matters—Report of the Audit Committee."

Compensation Committee

        The members of the Compensation Committee are Messrs. Dods (Chairman), MacNaughton and Trotter. Each of these directors is independent as defined by the applicable listed company standards of the NYSE.

        The Compensation Committee reviews and approves the compensation plans, salary recommendations and other matters relating to compensation of our executive officers and directors.

Compensation recommendations regarding the executive officers (except for the Chief Executive Officer) and directors are generally provided to the Compensation Committee by our Chief Executive Officer, and approved by the Compensation Committee. Our Chief Executive Officer's total compensation is recommended by the Compensation Committee and approved by our Board of Directors. In the absence of a Chief Executive Officer, our Interim Chief Executive Officer serves in the capacity of the Chief Executive Officer. The Compensation Committee has the sole authority over any non-equity compensation recommendations. However, equity compensation recommendations are presented to the full Board for ratification. The Compensation Committee generally retains the services of a compensation consultant to evaluate the compensation of our executive officers and directors. However, in 2009, the Compensation Committee did not retain the services of any outside compensation consultant. The Compensation Committee has the sole authority to retain and terminate outside counsel and other outside experts or consultants, at our expense, as deemed appropriate.

Nominating and Governance Committee

        The members of the Nominating and Governance Committee are Messrs. Heenan (Chairman), Agee and Dods. All of the Nominating and Governance Committee members are independent as defined by the listed company standards of the NYSE.

        The Nominating and Governance Committee identifies, evaluates, and recommends qualified candidates to our Board of Directors for nomination and election. The Nominating and Governance Committee's policy with respect to director candidates recommended by shareholders is that it will consider any such director candidates on the same basis as candidates identified by the Nominating and Governance Committee. Names and resumes of prospective directors should be addressed to Nominating and Governance Committee of Maui Land & Pineapple Company, Inc., c/o Corporate Secretary, 870 Haliimaile Road, Makawao, Hawaii 96768-9768. See "Shareholder Proposals and Nominations" above.

        The criteria that will be applied in evaluating any candidate considered by the Nominating and Governance Committee, including those recommended by shareholders, include whether or not the candidate:

  •
  is familiar with the communities of Maui and Hawaii in general;

  •
  possesses personal and professional integrity, sound judgment and forthrightness;

  •
  has sufficient time and energy to devote to our affairs;

  •
  is willing to challenge and stimulate management and is able to work as part of a team in an environment of trust;

  •
  has an open-minded approach to, and the resolve to independently analyze, matters presented for consideration;

  •
  will add specific value by virtue of particular technical expertise, experience or skill relevant to our business; and

  •
  understands business and financial affairs and the complexities of a business organization. While a career in business is not essential, a nominee should have a proven record of competence and accomplishment through leadership in industry, non-profit organizations, the professions or government.

        The Nominating and Governance Committee has not adopted any formal diversity policy with respect to the nomination of qualified director candidates. However, the Nominating and Governance Committee may consider diversity, broadly defined to include a diversity of opinions, perspectives and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics, in the context of the requirements of the Board of Directors at any specific point in time.

        The Nominating and Governance Committee identifies nominees for positions on our Board of Directors by requesting names of potential candidates from the other Board members and from our executive officers. The full Board is responsible for final approval of new director candidates, as well as the nomination of existing directors for reelection. With respect to existing directors, prior to making its recommendation to the full Board, the Nominating and Governance Committee, in consultation with the Chairman of the Board, reviews each director's continuation on the Board as a regular part of the nominating process, which has historically occurred every three years, but will occur annually if the amendments discussed in Proposal No. 1 are approved by the stockholders.

        The Nominating and Governance Committee is authorized by its charter to retain a third party search firm to identify potential nominees to our Board of Directors. The Nominating and Governance Committee review resumes of the interested candidates and selects those that pass the initial screening for personal interviews. Each member of the Nominating and Governance Committee completes a ranking form that ranks all candidates interviewed and the directors standing for re-election. Based on the scores received by each individual, the nominees are selected for recommendation to our Board of Directors. Mr. Tokin was recommended to the Nominating and Governance Committee for consideration as a director by Warren H. Haruki, Chairman of the Board and Interim Chief Executive Officer.

Shareholder Communications with the Board of Directors

        Shareholders wishing to submit written communications to our Board of Directors should address their communications to: Board of Directors of Maui Land & Pineapple Company, Inc., or to the specified individual director, c/o Corporate Secretary, 870 Haliimaile Road, Makawao, Hawaii 96768-9768. All such correspondence will be forwarded to the specified director or in the absence of such specification, to the Chairman of the Board.

Board Leadership Structure

        Our Board does not have a policy, one way or the other, on whether the same person should serve as both our chief executive officer and chairman of the board or, whether the chairman should be a non-employee director. Our Board believes that it should have the flexibility to make this determination at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Over the past several years, we have had different leadership structures reflecting our circumstances at the time. Our Board believes that the current leadership structure, with Mr. Haruki serving as Chairman of the Board and Interim Chief Executive Officer, is appropriate given Mr. Haruki's experience in serving in both of these roles, his strong leadership capability and the efficiency of having the roles combined. Pursuant to past practice, whenever the chairman is an employee of the Company, the Board selects a "lead independent director." Mr. Heenan is currently the lead independent director.

        The Audit Committee oversees our risk management functions the purpose of which is to identify potential events and risks that may affect the entity and its objectives. To fulfill this duty the Committee works with management to highlight significant enterprise-wide risks, to establish operational plans to control and mitigate risks and to monitor and review the risk management function. The Audit Committee discusses its findings with the Board and will concur with the Board on all major decisions.

Director Compensation

DIRECTOR COMPENSATION
Year Ended December 31, 2009

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)	Number of Stock Awards Outstanding at FY End(2)
John H. Agee	$27,000			$27,000	1,250
Stephen M. Case	$27,000	$20,940		$47,940	2,250
David C. Cole(3)	$27,000	$24,218	$20,513	$71,731	2,250
Walter A. Dods Jr.	$27,000	$20,940		$47,940	2,250
Miles R. Gilburne	$27,000			$27,000	250
David A. Heenan	$27,000			$27,000	250
Kent T. Lucien	$27,000			$27,000	250
Duncan MacNaughton	$27,000			$27,000	1,250
Fred E. Trotter III	$27,000	$20,940		$47,940	2,250

(1)
Aggregate grant date fair value (computed in accordance with FASB ASC topic 718) of stock awards granted in 2009.

(2)
Unvested awards as of December 31, 2009.

(3)
Amount under "All Other Compensation" represents retirement payments to Mr. Cole under our Pension Plan for Non-Bargaining Unit Employees and the Supplemental Executive Retirement Plan that were earned during his employment with the Company from 2003 through 2008.

(4)
Compensation for Chairman and Interim CEO, Warren H. Haruki are included in the Executive Compensation Tables beginning on page 22 of this report.

Narrative to Director Compensation Table

        In 2009, all non-employee directors received an annual cash retainer fee of $27,000. The cash retainer fee reflects a 10% reduction from 2008 consistent with the employee salary reductions that were implemented in March 2009. Non-employee directors are also granted restricted Common Stock, or Restricted Shares, 250 shares of which vest each quarter covering the term of the director's current membership. The Restricted Shares are granted under the Maui Land & Pineapple Company, Inc. 2006 Equity and Incentive Award Plan (the "2006 Plan") to the director at the time he or she is elected, re-elected or appointed to the Board. The number of shares granted to each director is equal to the number of calendar quarters in his term multiplied by 250 shares. The directors have voting and regular dividend rights with respect to the unvested Restricted Shares, but have no right to dispose of them until such time as they are vested. Each unvested Restricted Share is forfeited upon the director's termination of his position as a member of the Board of Directors for any reason.

        In 2009, Messrs. Case, Cole, Dods and Trotter were each granted 3,000 Restricted Shares under the 2006 Plan, upon their election as Class One Directors for the three-year term that was to end in 2012 (fair value on May 4, 2009 of $6.98 per share). Mr. Cole was also granted 250 Restricted Shares under the 2006 Plan upon his change of status to a non-employee Class One Director on January 1, 2009 (fair value on January 2, 2009 of $13.11 per share).

PROPOSAL 3:    Election of Class Two Directors if Proposal No. 1 is Not Adopted.

Proposal No. 3 will NOT be adopted if shareholders approve Proposal No. 1

        Our Articles currently provide for a Board of Directors of not less than nine nor more than twelve directors as shall be determined in accordance with our Bylaws from time to time. The number of authorized directors is currently set by the Board at ten. Our Articles and the Bylaws also divide our Board of Directors into three classes of directors consisting currently of four members in Class One and three members in Classes Two and Three, with each class holding office for three years in staggered terms. Class Two consists of three directors whose term of office expires in 2010. Class One consists of four directors whose term expires in 2012. Class Three consists of three directors whose term of office expires in 2011.

        Based upon the recommendation of the Nominating and Governance Committee, our Board has nominated the following individuals for election to Class Two positions with their term in office to expire in 2013: Messrs. David A. Heenan, Kent T. Lucien and Arthur C. Tokin. Messrs. Heenan and Lucien currently serve as Class Two directors.

        In the event that any person nominated as a director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

        Set forth below is biographical information for each Class Two director nominees for election at the Annual Meeting of Shareholders in 2010 and our continuing Class One and Class Three directors. Directors Agee, Cole, Dods and Gilburne intend to tender their resignation effective on the date of the 2010 Annual Meeting if Proposal No. 1 is not adopted. There are no family relationships among any of our directors.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE THREE PERSONS NOMINATED BY THE BOARD AS CLASS TWO DIRECTORS.

Class Two Directors:

David A. Heenan (70)	Mr. Heenan has served as a director on our Board since 1999. Mr. Heenan has served as a Trustee of The Estate of James Campbell, a private trust in Honolulu, Hawaii since 1995. He was Chairman, President and Chief Executive Officer of Theo. H. Davies & Co., Ltd., the North American holding company for the Hong Kong-based Jardine Matheson from 1982 to 1995. Mr. Heenan is a director of Bank of Hawaii Corporation. He was the Chairman of our Board from May 2003 to March 2004.

Mr. Heenan is an experienced business leader with the skills necessary to be our lead independent director. His former experience leading a public company as well as his current public company board experience provides a great depth of experience on which he can draw while serving on our Board.

Kent T. Lucien (56)	Mr. Lucien has served as a director on our Board since 2004. Mr. Lucien has served as Vice Chairman and Chief Financial Officer of Bank of Hawaii Corporation since April 2008. He served as a Trustee of C. Brewer & Company, Ltd., a privately held company headquartered in Honolulu, Hawaii, with operations in agriculture, distribution and real estate from 2006 through 2007, and as an independent business consultant in Honolulu, Hawaii from 2007 through 2008. He was Chief Executive Officer of Operations of C. Brewer and Co., Ltd. from 2001 to 2006; and Executive Vice President and Chief Financial Officer from 1991 to 2001. From 1991 to August 2001, he also was President and a Director of ML Macadamia Partners, an NYSE- listed master limited partnership. Mr. Lucien serves on the boards of Bank of Hawaii Corporation, and Wailuku Water Company, LLC.

Mr. Lucien is an experienced financial and operational leader in a variety of industries, some of which are similar to ours. He brings a broad understanding of the strategic priorities of diverse industries, coupled with a strong background in financial and tax matters.
Arthur C. Tokin (65)
Mr. Tokin has not previously served on our Board. There are no agreements or understandings between Mr. Tokin and our management or other members of our Board with regard to his selection as a nominee to our Board. Mr. Tokin has served as a business consultant with Lum Yip Lee Ltd., a real estate consulting firm in Honolulu, Hawaii since 2005. From 1992 through 2004, he was the managing member of the Honolulu, Hawaii office of PricewaterhouseCoopers, a world-wide registered public accounting firm. Mr. Tokin currently serves on the boards of the privately held companies Haleakala Ranch Company, Hawaii National Bank and Parker Ranch, Inc. and numerous community organizations.

Mr. Tokin's experience in a leadership and governance role with PricewaterhouseCoopers providing audit and advisory services to a number of significant companies make him particularly well suited to serve on our Board.
Continuing Directors:
Class One Directors
Stephen M. Case (51)
Mr. Case has served as a director on our Board since December 2008. Mr. Case has served as Chairman and Chief Executive Officer of Revolution LLC, an investment company since April 2005. He is also Chairman of Exclusive Resorts LLC, a membership-based luxury real estate company since November 2004. He was Chairman of the Board of Time Warner, Inc. from January 2001 to May 2003. Mr. Case was Chairman of the Board and Chief Executive Officer of America Online, Inc. from 1995 to January 2001 and Chief Executive Officer from 1993 to 1995.

Mr. Case is an experienced business leader, whose experience leading other public companies further augments his range of knowledge, providing experience on which he can draw while serving as a member of our Board. In addition, Mr. Case also brings to the Board the perspective of a major Company shareholder.

Fred E. Trotter III (79)	Mr. Trotter has served as a director on our Board since 1992. Mr. Trotter has served as President of F. E. Trotter Inc., a business consulting firm in Honolulu, Hawaii since 1991. He was a Trustee of The Estate of James Campbell, a private trust in Honolulu, Hawaii, from 1970 to 1991. Mr. Trotter is a director of the privately held companies Waterhouse Inc. and Hawaii Management Alliance Association. He is a member of the Executive Committee of JAIC-Shinrai Venture Capital, Investment, Ltd., a Japanese limited partnership. Mr. Trotter serves on the board of the Aloha Council Boy Scouts of America and various other community organizations.

Mr. Trotter has extensive experience in agribusiness and property management in Hawaii. He is an experienced leader and also has former experience on public boards of other companies, which further augments his range of knowledge.
Class Three Directors
Warren H. Haruki (57)
Mr. Haruki has been Executive Chairman of our Board since January 2009, Interim Chief Executive Officer since May 2009 and a director on our Board since 2006. Mr. Haruki has served as President and Chief Executive Officer of Grove Farm Company, Inc., a land development company located on Kauai, Hawaii since February 2005, and has been a Trustee of Parker Ranch Foundation Trust since March 2004. He was President of GTE Hawaiian Tel and Verizon Hawaii, communications providers, from 1991 to 2003. Mr. Haruki is on the Boards of the privately held companies, Parker Ranch, Inc., First Hawaiian Bank, Pacific Guardian Life Insurance Company, Hawaii Planing Mill, Ltd. and various non-profit organizations.

Mr. Haruki's experience in leadership roles, some of which were in public companies, give him a deep understanding of the role and strategic priorities of the Board. In addition, his experience with various operational and financial matters in similar industries as ours positions him well to serve as our Chairman and in the role of Interim Chief Executive Officer.
Duncan MacNaughton (66)
Mr. MacNaughton has served as a director on our Board since May 2004. Mr. MacNaughton has served as Chairman of The MacNaughton Group/Poseiden Properties, Inc., a group of companies that includes real estate development, consulting and leasing since 1985. Mr. MacNaughton has extensive experience in real estate development as principal developer and/or owner of properties including Ainamalu residential subdivision, Kaanapali Royal resort condominiums, Costco Center at Bougainville Industrial Park, Pali Momi Medical Center, Waikele Center and Maui Marketplace, and the exclusive developer for Kmart Corporation's stores in Hawaii. Mr. MacNaughton serves on the boards of several privately held companies.
Mr. MacNaughton is an experienced business leader with extensive knowledge in real estate development, investments, acquisitions, operations and management.

PROPOSAL 4:    Amendment of the Company's Articles to authorize an additional 20,000,000 shares of Common Stock.

        The Articles presently state that "the amount of the authorized capital stock of the corporation is 23,000,000 shares of Common Stock without par value." The amendment to the Articles would increase the authorized capital stock by 20,000,000 shares to 43,000,000 shares.

        As of the Record Date, of the 23,000,000 currently authorized shares of Common Stock, there were (i) 8,522,233 shares of the outstanding, of which 4,200 shares were held by Honolua Plantation Land Company, Inc., a wholly-owned subsidiary, (ii) 714,801 shares subject to outstanding and unexercised options to acquire Common Stock, (iii) 257,190 reserved for issuance under the Maui Land & Pineapple Company, Inc. 2006 Equity and Incentive Compensation Plan, and (iv) the remaining shares currently reserved for issuance pursuant to the our proposed subscription rights offering pursuant to the registration statement on Form S-3 filed by the Company on December 28, 2009.

        On February 8, 2010, our Board of Directors approved an amendment to our Articles to increase our authorized shares of Common Stock by 20,000,000 shares, subject to approval by our shareholders. Our Board of Directors believes that it is advisable and in the best interests of the Company and its shareholders to amend the Articles in order to have available additional authorized but unissued shares of Common Stock in an amount adequate to provide for the future needs.

Purpose of the change in authorized shares

        The purpose of this proposed increase in authorized shares is to make available additional shares of Common Stock for issuance for general corporate purposes, including financing activities, without the requirement of further action by our shareholders. Our Board of Directors has considered potential uses of the additional authorized shares of Common Stock, which may include seeking additional equity financing through public or private offerings, establishing additional employee or director equity compensation plans or arrangements, using our Common Stock for business acquisitions, or for other general corporate purposes. Increasing the authorized number of shares of Common Stock will provide us with greater flexibility and allow the issuance of additional shares of Common Stock in most cases without the expense or delay of seeking further approval from the shareholders. We are at all times investigating additional sources of financing which the Board of Directors believes will be in our best interests and in the best interests of our shareholders.

        At December 31, 2009, we reported in our Annual Report on Form 10-K that our total debt, including capital leases, was $97.0 million, and that we had $1.9 million in cash and $13.5 million in available lines of credit. We also reported that our cash outlook for the next twelve months and ability to continue to meet our financial covenants under our credit facilities is highly dependent on generating additional capital, including through the sale of equity. Included in our total debt is $40.0 million owed to the holders of our convertible notes, which become redeemable in July 2011. In order to facilitate meeting our current obligations as well as our ability to redeem the convertible notes, we may be required to sell shares of our Common Stock in excess of our current authorized shares.

        In addition, on January 11, 2010, we received notification from the NYSE that we are no longer in compliance with the NYSE's continued listing standards because our average market capitalization was less than $50 million over a 30 trading-day period and our most recently reported shareholders' equity was less than $50 million. We have submitted a plan of compliance to the NYSE to demonstrate our ability to achieve compliance with the continued listing standards within 18 months of the date of notice from the NYSE. Our plan includes the possibility of raising additional equity capital. By increasing our number of authorized shares of Common Stock, we will have more flexibility to raise equity capital in an effort to meet our debt obligations as they become due and, if necessary, to comply with the NYSE continued listing standards, without the delay of shareholder approval.

        The proposed additional shares of Common Stock would be a part of the existing class of the Company's Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. No additional action or authorization by the shareholders would be necessary prior to the issuance of the additional shares unless required by applicable law or regulation, our Articles or the rules of the NYSE, if applicable.

Effect of Having Authorized but Unissued Shares

        The issuance of additional shares of Common Stock in the future may, among other things, dilute earnings per share, stockholders' equity, and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely effect the market price of our Common Stock. The availability for issuance of additional shares of Common Stock also has the effect of rendering more difficult or discouraging any attempts by other parties to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger, or similar transaction would increase the number of outstanding shares, thereby diluting the interest of a party attempting to obtain control of the Company. We are not aware of any existing or planned effort on the part of any party to accumulate material amounts of voting stock, or to acquire the Company by means of a merger, tender offer, solicitation of proxies in opposition to management or otherwise, or to change our management, nor are we aware of any person having made any offer to acquire the voting stock or assets of the Company.

        The Board of Directors has approved the amendment of the Company's Articles to increase the number of shares of authorized Common Stock by 20,000,000 shares. This change to the Articles is included in the Articles of Amendment that are attached to this Proxy Statement as Appendix "A." The Articles of Amendment would become effective upon their filing with the Department of Commerce and Consumer Affairs of the State of Hawaii.

        The Board of Directors recommends a vote "FOR" Proposal No. 4 to approve the amendment to the Articles to increase our authorized Common Stock from 23,000,000 to 43,000,000 shares of Common Stock.

PROPOSAL 5:    Ratification of Independent Registered Public Accounting Firm

        Deloitte & Touche LLP, an independent registered public accounting firm, has been our independent auditor for many years, and is considered by management to be well qualified. The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2010. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement. The representative also will be available to respond to appropriate questions.

        Shareholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm is required by our Restated Articles of Association. If the shareholders fail to ratify the selection, the Audit Committee may select a different firm until the next annual meeting of shareholders or may submit the new firm to our shareholders for ratification.

        The Board of Directors recommends a vote "FOR" ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2010.

Report of the Audit Committee

        The Audit Committee reviewed and discussed with management, and the independent registered public accounting firm, the Company's quarterly and annual audited financial statements, and Forms 10-Q for 2009, and Form 10-K for the year ended December 31, 2009, prior to their filing.

        The Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards, or SAS, No. 61, "Communications with Audit Committees," as amended by SAS Nos. 89 and 90, and as adopted by the Public Company Accounting Oversight Board Rule 3600T.

        The Committee has received the written disclosures and the letter from the independent public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as amended and as adopted by the Public Company Accounting Oversight Board Rule 3600T, and has discussed with the independent registered public accounting firm their independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Form 10-K for the year ended December 31, 2009.

Audit Committee:

  Kent T. Lucien (Chairman)
  John H. Agee
  David A. Heenan

        The above Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing, whether under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing, except to the extent the Company specifically incorporates this Report by reference therein.

Independent Registered Public Accounting Firm

        Fees for services performed for us by Deloitte & Touche LLP for 2009 and 2008, including expenses incurred in connection with these services, are as follows:

	2009	2008
Audit Fees	$856,000	$908,000
Audit-Related Fees	77,000	158,000
Tax Fees	53,000	31,000

Total Fees	$986,000	$1,097,000

Audit Fees

        The audit fees are primarily attributable to professional services rendered for the audits of our annual consolidated financial statements for the fiscal years ended December 31, 2009 and 2008, respectively, the reviews of our condensed financial statements included in our Quarterly Reports on Form 10-Q, and the audit of the effectiveness of our internal control over financial reporting.

Audit-Related Fees

        The audit-related fees for 2009 and 2008 includes services for the audits of our defined benefit and defined contribution pension plans and for various audit related consultations.

Tax Fees

        The fees for tax services relate to professional services rendered for tax compliance and various tax consultations.

        The Audit Committee has considered whether the provision of theses services by Deloitte & Touche LLP is compatible with maintaining the independence of Deloitte & Touche LLP, and has determined that the provision of such services by Deloitte & Touche LLP has not adversely affected the independent registered public accounting firm's independence.

Audit Committee Policy—Approval of Fees

        It is the policy of the Audit Committee of the Board of Directors that all audit and permissible non-audit services provided by our independent registered public accounting firm and related fees paid to our independent registered public accounting firm must be approved in advance by the Audit Committee. All of the services provided by Deloitte & Touche LLP described in the table above were approved by the Audit Committee.

OTHER MATTERS

        The Board knows of no other matters that may be brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters, and discretionary authority to do so is included in the proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of our Common Stock as of March 1, 2010, by (i) each director and nominee for director and (ii) our Interim Chief Executive Officer and our other executive officers, which we collectively refer to in this Proxy Statement as the Named Executive Officers, and (iii) all of our directors and Named Executive Officers as a group. Unless otherwise indicated and subject to applicable community property and similar statutes, all persons listed below have sole voting and investment power over all shares of Common Stock beneficially owned. Other than the directors and Named Executive Officers, there are no other person or entity who is known by us to own beneficially more than 5% of the outstanding shares of common stock.

Name and Address of Beneficial Owner(1)	Number of shares of Common Stock Beneficially Owned(2)	Approximate Percent Owned(2)
DIRECTORS AND NAMED EXECUTIVE OFFICERS
Stephen M. Case(3)	3,475,280	40.8%
David C. Cole(4)	204,065	2.4%
Miles R. Gilburne(5)	175,414	2.1%
Warren H. Haruki	82,990	*
Ryan L. Churchill	76,734	*
John P. Durkin	65,214	*
David A. Heenan	6,000	*
Kent T. Lucien	6,000	*
Duncan MacNaughton	7,000	*
John H. Agee	7,000	*
Walter A. Dods, Jr.	7,500	*
Fred E Trotter III	8,000	*
All Executive Officers and Directors as a group (12)(6)	4,121,197

*
Less than 1%

(1)
Except as set forth in the footnotes to this table, the business address of each director and executive officer listed is c/o Maui Land & Pineapple Company, Inc., 870 Haliimaile Road, Makawao, Hawaii 96768-9768.

(2)
This table is based upon information supplied by officers and directors. Beneficial ownership is determined in accordance with the rules of the SEC. Applicable percentage ownership is based on 8,522,233 shares of Common Stock outstanding as of March 1, 2010. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options currently exercisable, or exercisable within 60 days of March 1, 2010, are deemed outstanding.

(3)
Substantially all shares beneficially owned by Stephen M. Case are actually owned by the Stephen M. Case Revocable Trust. Mr. Case is the sole trustee of the Stephen M. Case Revocable Trust and has the sole power to vote the stock and to sell or otherwise make investment decisions with respect to the shares. Mr. Case has pledged substantially all of his shares to Bank of Hawaii, as collateral security for certain obligations.

(4)
Includes 3,400 shares of Common Stock held by the Cole Family Foundation, of which Mr. Cole is Vice President and Secretary.

(5)
Includes 172,414 shares of Common Stock owned by ZG Ventures LLC of which Mr. Gilburne is the managing member.

(6)
Includes (i) 25,000 Restricted Shares of which vesting is performance based through 2013; (ii) 161,300 shares that vest quarterly through 2013; and (ii) 31,000 shares subject to options. The beneficial owner of the Restricted Shares have voting and regular dividend rights with respect to the Restricted Shares, but no right to dispose of such shares.

 EXECUTIVE COMPENSATION

Executive Compensation Tables

Summary Compensation Table

        The following table sets forth for our Named Executive Officers for the years ended December 31, 2009 and 2008 (i) the dollar value of base salary and bonus earned; (ii) the aggregate grant date fair value of stock and option awards granted in accordance with FASB ASC Topic 718; (iii) all other compensation; and (iv) the dollar value of total compensation.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards(1) ($)	All Other Compensation ($)(2)	Total ($)
Warren H. Haruki(3)	2009	206,942		510,000	62,000	—	778,942
Chairman & Interim Chief Executive Officer (Principal Executive Officer)
Ryan L. Churchill	2009	191,539		348,000		24,444	563,983
President & Chief Operating Officer	2008	200,000				22,257	222,257
John P. Durkin(4)	2009	168,923		464,700	77,800	35,012	746,435
Chief Financial Officer (Principal Financial Officer)
Robert I. Webber	2009	227,277				126,653	353,930
	2008	389,423	50,000	655,500	300,750	78,194	1,473,867

(1)
Option and stock awards reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and include awards granted in the respective year shown. Assumptions used in calculation of these amounts are included in note 11 to our audited financial statements for the fiscal year ended December 31, 2009 included in our Annual Report on Form 10-K filed with the SEC.

(2)
See Narrative below for description of "All Other Compensation."

(3)
Mr. Haruki was appointed as Executive Chairman as of January 1, 2009 and Interim Chief Executive Officer as of May 14, 2009. The table above includes compensation earned by Mr. Haruki in all positions with the Company in 2009.

(4)
Mr. Durkin was hired as Chief Financial Officer as of April 15, 2009.

Narrative to Summary Compensation Table

        Mr. Haruki was appointed as Executive Chairman as of January 2009 and effective with such appointment he received $180,000 annual compensation in addition to the annual cash retainer for directors of $27,000. In connection with such appointment, on March 9, 2009, Mr. Haruki was granted 20,000 Restricted Shares (aggregate grant date fair value of $104,000 based on $5.20 per share) and 25,000 stock options (aggregate grant date fair value in accordance with FASB ASC 718 of $62,000). The stock options have an exercise price of $5.20 and vest annually over five years; the Restricted Shares vest quarterly over five years and both the stock options and Restricted Shares will fully vest if there is a change-in-control of the Company as defined by the 2006 Plan. As of May 14, 2009, our Board of Directors approved the appointment of Mr. Haruki as Interim Chief Executive Officer and suggested that he receive an additional $60,000 of annual cash compensation for his additional responsibilities. Mr. Haruki subsequently informed the Compensation Committee that he has chosen to not receive the additional compensation at this time as offered by the Board because of the poor financial and cash situation of the Company. On August 3, 2009, Mr. Haruki was granted 56,000 Restricted Shares (aggregate grant date fair value of $406,000 based on $7.25 per share) under the 2006 Plan that vest quarterly over five years and will fully vest if there is a change-in-control of the Company (as defined in the 2006 Plan).

        Mr. Churchill was appointed as President and Chief Operating Officer on February 8, 2010. In 2009 and 2008, he was Senior Vice President/Business Development. "All Other Compensation" for Mr. Churchill includes automobile allowance, the value of life insurance benefits, and the change in value of his participation in the Company's defined benefit pension plan (see Additional Narrative Disclosure, below). The auto allowance was abolished as of November 1, 2009 and the defined benefit pension plan was frozen as of December 31, 2009. In March 2009, most all employees, including Mr. Churchill took a 10% salary cut. On August 3, 2009, Mr. Churchill was granted 48,000 Restricted Shares (aggregate grant date fair value of $348,000 based on $7.25 per share) under the 2006 Plan that vest quarterly over five years and will fully vest if there is a change-in-control (as defined in the 2006 Plan).

        Mr. Durkin was hired by us effective April 14, 2009 as our Chief Financial Officer. He was granted 20,000 stock options (aggregate grant date fair value in accordance with FASB ASC Topic 718 of $77,800) and 15,000 Restricted Shares. The stock options have an exercise price of $7.78 and vest annually over five years; the Restricted Shares vest ratably over five years based on performance criteria set by the Compensation Committee; and both the stock options and Restricted shares will fully vest if there is a change-in-control of the Company as defined by the 2006 Plan. In 2009, performance criteria were not set for vesting of 3,000 Restricted Shares and the shares will carry over to future periods for vesting. The aggregate grant date fair value assuming that the highest level of performance will be achieved is $116,700 (stock price on April 15, 2009 of $7.78 per share). On August 3, 2009, Mr. Durkin was granted 48,000 Restricted Shares (aggregate grant date fair value of $348,000 based on $7.25 per share) under the 2006 Plan that vest quarterly over five years and will fully vest if there is a change-in-control (as defined in the 2006 Plan). "All Other Compensation" for Mr. Durkin includes the value of life insurance benefits and reimbursement for moving expenses incurred.

        Mr. Webber was our President and Chief Executive Officer from January 1, 2009 until his departure in May 2009. In 2008, he was Senior Vice President and Chief Financial Officer until March 2008 when he was promoted to Executive Vice President and Chief Operating Officer, and he continued to serve as Chief Financial Officer. Upon Mr. Webber's termination in May 2009, his stock option agreements for 102,000 stock options were modified to fully vest immediately and his restricted stock agreements were modified to fully vest immediately without attaining pre-set performance criteria. The fair value of the modified stock compensation grants as of May 14, 2009 in accordance with FASB ASC 718 was $543,000. The original grant date fair value of the Restricted Shares and stock options was $1,548,000. The stock options were not exercised and expired in November 2009. Mr. Webber's severance package also included cash payments of $150,000 over approximately six months, which is included in "All Other Compensation" for 2009. "All Other Compensation" for Mr. Webber for 2009 also includes the value of life insurance benefits, automobile allowance, living expense, and the change in value of his participation in the Company's defined benefit pension plan. Mr. Webber forfeited all pension benefits upon his departure in 2009 because he did not meet the vesting requirements.

Additional Narrative Disclosure

        Our Pension Plan for Non-Bargaining Unit Employees, or the Pension Plan, is a defined benefit pension plan covering all of our non-bargaining salaried employees including executive officers. We also have a Supplemental Executive Retirement Plan, or SERP, covering Pension Plan benefits of an employee that were reduced because of (i) the maximum annual benefit limitation or (ii) the maximum compensation limitation. Effective November 1, 2008, by amendment to the Pension Plan and the SERP employees hired after October 31, 2008 were no longer eligible to participate in the benefit plans; and effective December 31, 2009, the Pension Plan and the SERP were frozen such that there are no further benefits accruing to the participants.

        Compensation covered by the Pension Plan or SERP, was generally only base salary. Retirement benefits are computed based on each participant's years of credited service with us, age, earnings and retirement date, and are not subject to any deduction for social security or other offset amounts. Normal retirement age for participants is 65 with provisions for retirement as early as 55. Benefits are payable as a qualified joint and survivor annuity with options for benefits in other annuity forms. Vesting is 100% after five years of service.

        Mr. Churchill is a participant in the Pension Plan and the SERP. He had 8.2 years of credited benefit service as of December 31, 2009 and the present value of his accumulated benefit was approximately $48,673. Messrs. Haruki and Durkin were not eligible to participate in the Pension Plan or the SERP because of the plan amendment disallowing participation for employees hired after October 31, 2008. Mr. Webber does not have any accrued benefits from the Pension Plan or the SERP because he did not have sufficient years of service for vesting.

        In 2009, there were no annual incentive plans in place for the executive officers or for any other employees. In addition, as mentioned above the Compensation Committee did not set performance criteria for the vesting of restricted shares for Mr. Durkin or for Mr. Churchill who has restricted shares granted in a previous year that vest at a rate of 3,000 shares per year based on performance criteria. Incentives based on performance criteria were not deemed appropriate by the Compensation Committee in 2009 because of the numerous changes taking place in our operations, management and financial outlook. The time vesting restricted shares granted to the Named Executive Officers and to other management employees in 2009 was intended to partially compensate them for salary and benefit reductions.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information regarding each unexercised option and unvested stock award held by each of our Named Executive Officers as of December 31, 2009.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other rights That Have Not Vested ($)(4)
Warren H. Haruki	—	25,000	$5.20	3/9/2019	67,650	(1)	$375,458
Ryan L. Churchill	5,000	—	$37.99	3/30/2014	43,200	(1)	$239,760
	5,000	—	$33.09	5/3/2014	10,000	(2)	$55,500
	8,000	2,000	$27.25	11/4/2015
	4,000	6,000	$27.60	11/5/2017
John P. Durkin	—	20,000	$7.78	4/15/2019	43,200	(1)	$239,760
					15,000	(3)	$83,250

(1)
Restricted Shares vest quarterly through June 2013.

(2)
Restricted shares vesting through 2012 based on performance criteria to be set by the Compensation Committee.

(3)
Restricted shares vesting through 2013 based on performance criteria to be set by the Compensation Committee.

(4)
Based on December 31, 2009 closing price of MLP of $5.55 per share.

(5)
Stock options vest at a rate of 20% annually over a five year period.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We have a 51% ownership interest in Kapalua Bay Holdings, LLC, or Bay Holdings, the owner and developer of The Residences at Kapalua Bay. The other members of Bay Holdings, through wholly owned affiliates, are Marriott International Inc., which owns a 34% interest in Bay Holdings, and Exclusive Resorts LLC, which owns the remaining 15% interest in Bay Holdings. Stephen M. Case, a director and our largest shareholder, is the Chairman, Chief Executive Officer, and indirect beneficial owner of Revolution LLC, which is the indirect majority owner of Exclusive Resorts LLC, and thus Mr. Case may be deemed to have a beneficial interest in Bay Holdings.

Review, Approval or Ratification of Transactions with Related Persons

        Our policy with regard to related party transactions is that all material transactions are to be reviewed by the Audit Committee for any possible conflicts of interest. A "related party transaction" is defined to include any transaction or series of transactions exceeding $120,000 in which we are a participant and any related person has a material interest. Related persons would include our directors, executive officers (and immediate family members of our directors and executive officers), and persons controlling over five percent of our outstanding common stock. The Audit Committee will generally evaluate the transaction in terms of: (i) the benefits to us; (ii) the terms of the transaction; and (iii) the terms available to unrelated third parties or to employees generally. The Audit Committee will generally seek consensus of the transaction from the independent directors. In the event a transaction relates to a member of our Audit Committee, that member will not participate in the Audit Committee's deliberations.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires our officers and directors and beneficial owners of more than 10% of our Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of such reports. To our knowledge, based solely upon a review of such reports and amendments thereto received by us during or with respect to its most recent fiscal year and upon written representations regarding all reportable transactions, we did not identify any such required report that was not timely filed.

BY ORDER OF THE BOARD OF DIRECTORS

ADELE H. SUMIDA
Secretary

Kahului, Maui, Hawaii
April ==, 2010

Appendix A

Articles of Amendment

DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
STATE OF HAWAII
ARTICLES OF AMENDMENT

ARTICLE I
NAME

        The name of the Corporation is MAUI LAND & PINEAPPLE COMPANY, INC.

ARTICLE II
AMENDMENTS

        Paragraph (a) of Article IV of the Corporation's Restated Articles of Association is amended and restated in its entirety as follows:

    The amount of the authorized capital stock of the Corporation is Forty Three Million (43,000,000) shares of common stock without par value.

        Paragraph (b) of Article V of the Corporation's Restated Articles of Association is amended and restated in its entirety as follows:

    The Board of Directors shall consist of such number of persons, not less than five (5) nor more than nine (9) as shall be determined in accordance with the Bylaws from time to time. The directors (and alternate directors and/or substitute directors, if any) shall be elected or appointed in the manner provided in the By-laws and may be removed from office in the manner provided in the By-laws and all vacancies in the office of director shall be filled in the manner provided for in the By-laws.

ARTICLE III
OUTSTANDING SHARES

        The total number of shares outstanding is                        .

ARTICLE IV
ADOPTION OF AMENDMENTS

        The amendment to paragraph (a) of Article IV was adopted at a meeting of the shareholders held on May 13, 2010. Of the                        outstanding shares of common stock of the Corporation, constituting the sole voting group,                         votes were entitled to be cast,                         shares were voted for the amendment and                        shares were voted against the amendment.

        The amendment to paragraph (b) of Article V was adopted at a meeting of the shareholders held on May 13, 2010. Of the                        outstanding shares of common stock of the Corporation, constituting the sole voting group,                        votes were entitled to be cast,                         shares were voted for the amendment and                        shares were voted against the amendment.

        The undersigned certifies under the penalties of Section 414-20, Hawaii Revised Statutes, that the undersigned has read the above statements and that the same are true and correct.

Signed this            day of May 2010.

Warren H. Haruki Chairman & Interim Chief Executive Officer

A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

INTERNET http://www.proxyvoting.com/mlp
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

â FOLD AND DETACH HERE â

THIS PROXY WILL BE VOTED AS DIRECTED. IF THE PROXY IS PROPERLY SIGNED AND RETURNED AND NO DIRECTIONS ARE GIVEN, THE VOTE WILL BE IN FAVOR OF ALL PROPOSALS BELOW. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING.	Please mark your votes as indicated in this example	☒

2. Election of Directors if Proposal No.1 approved:	3. Election of Directors if Proposal No.1 not approved:	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
					1. To amend the Company's Restated Articles of Association to change the number of members of the Board of Directors to not less than five (5) nor more than nine (9) and to declassify the Board of Directors.	FOR ☐	AGAINST ☐	ABSTAIN ☐
01 Stephen M. Case 02 Warren H. Haruki 03 David A. Heenan 04 Kent T. Lucien	08 David A. Heenan** 09 Kent T. Lucien** 10 Arthur C. Tokin**	☐	☐	☐
05 Duncan MacNaughton 06 Arthur C. Tokin 07 Fred E. Trotter III					4. To amend the Company's Articles of Association to authorize an additional 20,000,000 shares of Common Stock.	☐	☐	☐
**This nominee will stand for election as a Class Two director only if the amendment to the Company's Restated Articles of Association to declassify the Board of Directors (Proposal No.1) is not approved.
					5. To ratify the selection of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm of the Company for the fiscal year 2010.	☐	☐	☐
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's number and name in the space provided below.)					The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement.

*Exceptions

	Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

You can now access your Maui Land & Pineapple Company, Inc. account online.

Access your Maui Land & Pineapple Company, Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Maui Land & Pineapple Company, Inc., now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
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Visit us on the web at http://www.bnymellon.com/shareowner/isd
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Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

  Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2009 Annual Report to Stockholders are available at: http://bnymellon.mobular.net/bnymellon/mlp

  â FOLD AND DETACH HERE â

  PROXY

  MAUI LAND & PINEAPPLE COMPANY, INC.
  870 HALIIMAILE ROAD
  MAKAWAO, MAUI, HAWAII 96768-9768

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
  ANNUAL MEETING TO BE HELD MAY 13, 2010

        The undersigned hereby makes, constitutes and appoints JOHN P. DURKIN and ADELE H. SUMIDA and each of them as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned to represent the undersigned at the Annual Meeting of Shareholders of Maui Land & Pineapple Company, Inc. (the "Company") to be held at 8:30 a.m. on Thursday, May 13, 2010, at the Kapalua Village Center Conference Room in Lahaina, Maui, Hawaii, and any postponements or adjournments thereof, and to vote all shares of the stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present at such meeting. This Proxy may be revoked by the undersigned at any time. The undersigned directs that this Proxy be voted as follows:

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
(Continued and to be marked, dated and signed, on the other side)

QuickLinks

MAUI LAND & PINEAPPLE COMPANY, INC.
MATTERS TO BE VOTED UPON
DIRECTOR COMPENSATION Year Ended December 31, 2009
Proposal No. 3 will NOT be adopted if shareholders approve Proposal No. 1
OTHER MATTERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
  Appendix A
DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS STATE OF HAWAII ARTICLES OF AMENDMENT
ARTICLE I NAME
ARTICLE II AMENDMENTS
ARTICLE III OUTSTANDING SHARES
ARTICLE IV ADOPTION OF AMENDMENTS